                                                                    Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

                                -----------------
Distribution Date:              February 15, 2002                                                Closing Date:      October 19, 2000
                                -----------------
Collection Period Begin Date:     January 1, 2002                                  Previous Distribution Date:      January 15, 2002
Collection Period End Date:      January 31, 2002                          Previous Collection Period End Date:    December 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
A.   Initial Bond Characteristics                Cutoff                        Accrual
                                                 Balance          Coupon       Calendar     Legal Final Maturity        CUSIP
------------------------------------------------------------------------------------------------------------------------------------

i.                  Class A-1 Notes           $230,000,000        6.745%     Actual/360           11/15/2001          03216TAA8
ii.                 Class A-2 Notes            240,000,000        6.700%        30/360            02/17/2003          03216TAB6
iii.                Class A-3 Notes            315,000,000        6.670%        30/360            07/15/2004          03216TAC4
iv.                 Class A-4 Notes            103,640,000        6.760%        30/360            02/15/2005          03216TAD2
v.                    Class B Notes             28,510,000        7.080%        30/360            07/15/2005          03216TAE0
vi.                    lass C Notes             14,260,000        7.440%        30/360            02/15/2007          03216TAF7
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B.   Bond Balances                                 Balance as of           % of Original Balance   Unpaid Interest  Unpaid Interest
                                               1/15/02          2/15/02       1/15/02     2/15/02        1/15/02          2/15/02
-----------------------------------------------------------------------------------------------------------------------------------

i.                   Class A-1 Notes                   $0               $0       0.00%       0.00%           -              -
ii.                  Class A-2 Notes           19,116,970                -       7.97%       0.00%           -              -
iii.                 Class A-3 Notes          315,000,000      310,420,580     100.00%      98.55%           -              -
iv.                  Class A-4 Notes          103,640,000      103,640,000     100.00%     100.00%           -              -
v.                     Class B Notes           28,510,000       28,510,000     100.00%     100.00%           -              -
vi.                    Class C Notes           14,260,000       14,260,000     100.00%     100.00%           -              -
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
C.   Reserve Account
--------------------------------------------------------------------------------------------

i.         Initial Reserve Deposit                   $7,128,117.29
ii.        Beginning of Period Reserve Balance        7,128,117.29
iii.       Specified Reserve Account Percent                  0.75% of Initial Pool Balance
iv.        Specified Reserve Account Floor            7,128,117.29
v.         Specified Reserve Account Balance          7,128,117.29
vi.        Reserve Account Release                               -
vii.       Reserve Account Draws                                 -
viii.      Reserve Account Deposits                              -
ix.        End of Period Reserve Balance              7,128,117.29
x.         Specified Credit Enhancement Percent               3.25%
xi.        Specified Credit Enhancement Floor         7,128,117.29
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
D.   Servicing
--------------------------------------------------------------------------------------------

i.         Servicing Fee Percentage                                             1.00%
ii.        Beginning of Period Servicing Shortfall                                -
iii.       End of Period Servicing Shortfall                                      -
--------------------------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report



Distribution Date:               February 15, 2002            Closing Date:                             October 19, 2000
Collection Period Begin Date:      January 1, 2002            Previous Distribution Date:               January 15, 2002
Collection Period End Date:       January 31, 2002            Previous Collection Period End Date:     December 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
E.       Portfolio Characteristics             Initial Balance             Balance as of              Percent of Original as of
                                                09/30/00           12/31/01         1/31/02         12/31/01          1/31/02
------------------------------------------------------------------------------------------------------------------------------------
i.         Principal Balance                  $950,415,639      $489,301,140    $464,808,747          51.48%           48.91%
ii.        Number of Contracts                      73,293            49,155          47,501          67.07%           64.81%
iii.       Weighted Average Coupon (WAC)              9.44%             9.47%           9.47%
iv.        Weighted Average Original Term            61.40             62.15           62.21
v.         Weighted Average Remaining Term           49.40             37.99           37.22
vi.        Weighted Average Seasoning                12.00             24.16           24.99
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
F.       Portfolio Performance                                     % of Number of                                 % of Principal
                                            # of Contracts           Contracts           Principal    Balance        Balance
                                             12/31/01  1/31/02   12/31/01    1/31/02     12/31/01     1/31/02   12/31/01     1/31/02
------------------------------------------------------------------------------------------------------------------------------------
i.         30-59 Days Delinquent                841     775        1.71%       1.63%    $8,216,176  $7,565,008     1.68%       1.63%
ii.        60-89 Days Delinquent                240     259        0.49%       0.55%     2,419,122   2,581,854     0.49%       0.56%
iii.       90-119 Days Delinquent                73      91        0.15%       0.19%       690,702     851,692     0.14%       0.18%
iv.        120+ Days Delinquent                   -       -        0.00%       0.00%             -           -     0.00%       0.00%
v.         Repo In Inventory
            (Charged-off)                        16      16        0.03%       0.03%       196,615     199,773     0.04%       0.04%
vi.        Repo In Inventory (Not
            Charged-Off)                         24      24        0.05%       0.05%       309,007     295,041     0.06%       0.06%
vii.       Gross Charge-Offs in Period           68      72        0.14%       0.15%       463,021     573,881     0.09%       0.12%
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
G.       Portfolio Charge-Offs                             $                  % of Original Balance
                                                    12/31/01      1/31/02     12/31/01      1/31/02
-------------------------------------------------------------------------------------------------------------------
i.         Gross Charge-Offs In Period               $463,021     $573,881       0.049%       0.060%
ii.        Cumulative Gross Charge-Offs             6,865,866    7,439,747       0.722%       0.783%
iii.       Net Losses In Period                       259,121      338,752       0.027%       0.036%
iv.        Cumulative Net Losses                    4,970,197    5,308,949       0.523%       0.559%
-------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
H.       Pool Collections
-------------------------------------------------------------------------------------------------------------------
i.         Borrower Interest Collections                                                    $4,070,217.50
ii.        Borrower Principal Collections                                                   23,525,482.70
iii.       Net Liquidation Proceeds                                                            303,514.22
iv.        Recoveries                                                                          235,128.38
v.         Repurchase Amounts (Interest)                                                           809.89
vi.        Repurchase Amounts (Principal)                                                       89,515.14
vii.       Total Interest Collections                                                        4,071,027.39
viii.      Total Principal Collections                                                      24,153,640.44
---------- --------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
I.       Pool Balance Reconciliation
-------------------------------------------------------------------------------------------------------------------
i.         Beginning Pool Balance                                                         $489,301,139.87
ii.        Pool Balance Reductions from Principal Collections                               23,918,512.06
iii.       Gross Charge-Offs In Period                                                         573,880.60
iv.        Ending Pool Balance                                                             464,808,747.21
-------------------------------------------------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report


Distribution Date:                 February 15, 2002                                           Closing Date:        October 19, 2000
Collection Period Begin Date:        January 1, 2002                             Previous Distribution Date:        January 15, 2002
Collection Period End Date:         January 31, 2002                    Previous Collection Period End Date:       December 31, 2001
-------------------------------------------------------------------------------------------------------------------
J.      Total Available
-------------------------------------------------------------------------------------------------------------------

i.      Total Pool Collections                                                                      $28,224,667.83
ii.     Reinvestment Income from Reserve Account                                                          5,640.93
           Reserve Account Balance                                                  $7,128,117.29
           Specified Reserve Account Amount                                          7,128,117.29
                                                                                    =============
iii.    Reserve Account Release                                                              0.00             0.00
iv.     Collected Funds                                                                              28,230,308.76
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
K.       Waterfall                                                                                            Reserve
                                               Calculation                 Amount Available      Reserve      Account       Amount
                                                  Steps        Amount Due  for Distribution      Balance       Draw          Paid
------------------------------------------------------------------------------------------------------------------------------------

        Servicing Fee                           $407,750.95
        Previous Servicing Fee Shortfall               0.00
                                                ===========

i.      Total Servicing Fee                      407,750.95    $407,750.95   $28,230,308.76 $7,128,117.29       $0.00   $407,750.95

ii.     Class A Notes Interest Distribution                   2,441,450.08    27,822,557.81  7,128,117.29        0.00  2,441,450.08

        Class A Notes Balance                437,756,970.11
        Pool Balance                         464,808,747.21
                                             ==============

iii.    First Priority Principal                       0.00           0.00    25,381,107.73  7,128,117.29        0.00          0.00
        Distribution

iv.     Class B Notes Interest Distribution                     168,209.00    25,381,107.73  7,128,117.29        0.00    168,209.00

        Class A and B Notes Balance          466,266,970.11
        Pool Balance                         464,808,747.21
                                             ==============

v.      Second Priority Principal              1,458,222.90   1,458,222.90    25,212,898.73  7,128,117.29        0.00  1,458,222.90
        Distribution

vi.     Class C Notes Interest Distribution                      88,412.00    23,754.675.82  7,128,117.29        0.00     88,412.00
vii.    Reserve Fund Deposit                                          0.00    23,666,263.82                                    0.00

        Outstanding Money Market Securities            0.00
        Total Notes Balance                  480,526,970.11
        Specified Credit Enhancement Amount   15,106,284.28
        Specified Reserve Account Amount       7,128,117.29
                                             --------------
        Specified Overcollateralization
         Amount                                7,978,166.99
        Target Securities Balance            456,830,580.22
                                             ==============

viii.   Regular Principal Distribution        22,238,166.99  22,238,166.99    23,666,263.82                           22,238,166.99

ix.     Release to Seller                                     1,428,096.83     1,428,096.83  7,128,117.29              1,428,096.83
------------------------------------------------------------------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report


Distribution Date:              February 15, 2002                            Closing Date:       October 19, 2000
Collection Period Begin Date:     January 1, 2002              Previous Distribution Date:       January 15, 2002
Collection Period End Date:      January 31, 2002     Previous Collection Period End Date:      December 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
L.       Bond Interest Distributions                                                Accrued
                                            Number of                 Previous    Interest on   Total Bond   Total Bond
                                             Days in      Current     Interest     Interest      Interest     Interest    Interest
                                   Coupon    Period      Interest     Shortfall    Shortfall       Due          Paid      Shortfall
------------------------------------------------------------------------------------------------------------------------------------
        Total Class A Notes                           $2,441,450.08    $-          $-      $2,441,450.08  $2,441,450.08   $-
        Class A-1 Notes            6.745%      31                 -     -           -                  -              -    -
        Class A-2 Notes             6.70%      30        106,736.42     -           -         106,736.42     106,736.42    -
        Class A-3 Notes             6.67%      30      1,750,875.00     -           -       1,750,875.00   1,750,875.00    -
        Class A-4 Notes             6.76%      30        583,838.67     -           -         583,838.67     583,838.67    -
        Class B Notes               7.08%      30        168,209.00     -           -         168,209.00     168,209.00    -
        Class C Notes               7.44%      30         88,412.00     -           -          88,412.00      88,412.00    -
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
M.       Bond Principal Distributions
--------------------------------------------------------------------------------


        First Priority Principal Distribution                              $-
        Second Priority Principal Distribution                   1,458,222.90
        Regular Principal Distribution                          22,238,166.99
                                                               ==============
        Total Principal Distribution                            23,696,389.90
        Class A-1 Notes Principal Distribution                              -
        Class A-2 Notes Principal Distribution                  19,116,970.11
        Class A-3 Notes Principal Distribution                   4,579,419.78
        Class A-4 Notes Principal Distribution                              -
        Class B Notes Principal Distribution                                -
        Class C Notes Principal Distribution                                -
--------------------------------------------------------------------------------